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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 10, 2003

                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


    Delaware                        01-14365                   76-0079338
---------------                 ---------------            -------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)

          11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
       ------------------------------------------------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code 310-556-4005
                                                           -------------

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     INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1 Press Release issued by Alpha Technologies Group, Inc. dated June 10, 2003.


ITEM 9. REGULATION FD DISCLOSURE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On June 10, 2003, the registrant issued a press release to report results for its second quarter ended April 27, 2003. This press release is furnished as
Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                           Alpha Technologies Group, Inc.
                                           -------------------------------------
                                           (Registrant)


                                           By: /s/  Lawrence Butler
Date: June 10, 2003                           ----------------------------------
                                              Lawrence Butler, Chief Executive
                                              Officer (Principal Executive
                                              Officer)


                                           By: /s/  James Polakiewicz
Date: June 10, 2003                           ----------------------------------
                                              James Polakiewicz, Chief Financial
                                              Officer (Principal Financial and
                                              Accounting Officer)